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                                                        EXHIBIT 10.18

                    FIRST AMENDMENT TO EMPLOYMENT AGREEMENT
                              DATED AUGUST 1, 1995
                                 BY AND BETWEEN
                     GELMAN SCIENCES, INC. AND KIM A. DAVIS

        This FIRST AMENDMENT TO EMPLOYMENT AGREEMENT made as of May 1, 1996, by and between GELMAN SCIENCES, INC. ("Employer") and KIM A. DAVIS ("Employee").

        WHEREAS, the Employer and Employee entered into an Employment Agreement dated August 1, 1995 (the "Employment Agreement") which they now wish to amend; and

        WHEREAS, the Employer and Employee have entered into this First Amendment to Employment Agreement with the purposes and intents of amending the Employment Agreement effective as of the date hereof;

        NOW, THEREFORE, in consideration of the mutual covenants and promises set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Employer and Employee hereby agree as follows:

        1. The "period" at the end of Paragraph 3.B(6) shall be deleted and in lieu thereof a semicolon and the word "or" shall be inserted.

        2. A new Paragraph 3.B(7) shall be inserted which shall read as follows:

                "(7) Upon Employee's resignation at any time for the reason that the working relationship between Employee and the Employer's CEO has become impracticable and inconsistent with the best interests of the Employer, with the concurrence of the Employer's Board of Directors in its sole discretion, in which event Employee shall become eligible for termination compensation in the amounts determined in Paragraph 4.C below."

        3. In the second line of Paragraph 4.C immediately following the phrase "3.B(5)" and immediately preceding the phrase ", Employee" the phrase "or 3.B(7)" shall be inserted.

        4. At the end of Subparagraph 4.C(1)(b) the word "and" shall be inserted following the semicolon.

        5. In both Paragraphs 4.C(1) and 4.C(2), a new subparagraph (c) shall be added which shall read as follows:






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                 "(c)  the termination is pursuant to Paragraph 3.B(7), an
    additional amount equal to the base compensation the Employee would have received in the year of termination, contingent upon delivery of a duly executed broad form of waiver and release releasing the Employer and Charles Gelman from any and all debts, dues, liabilities and damages accrued or suffered by Employee through the effective date of Employee's termination (exclusive of the Employer's continuing obligations to Employee under this Agreement), in form and substance acceptable to Employer"

and followed by a period in Paragraph 4.C(1) and a semicolon in Paragraph
4.C(2).

        6. Subparagraph 4.C(2)(c) of the Agreement shall be redesignated subparagraph "(d)."

        7. Subparagraph 4.C(2)(d) of the Agreement shall be redesignated subparagraph "(e)", the period at the end of said subparagraph shall be deleted, and the phrase ", and" shall be inserted at the end of said subparagraph.

        8. A new Subparagraph 4.C(2)(f) shall be added which shall read as follows:

                 "(f) all benefits described in Paragraphs 5.B, 6.A, 6.B and 6.D hereof shall be continued for the remainder of the unexpired term hereof as in effect on the effective date of such termination."

        9. As of the date hereof, the Board has authorized the grant of nonqualified stock options to Employee to acquire 45,000 shares of Employer's common stock subject to the vesting and other terms and conditions established by the Board in its resolutions on the date hereof regarding the grant of such stock options. In the event of a change in control of Employer (as defined in Paragraph 4.C of the Employment Agreement), if Employer is unable or unwilling to grant or permit the exercise of such options on such terms, Employer shall pay Employee cash compensation in an amount equal to the excess of the fair market value of the shares which would otherwise have been acquired upon the exercise of such options in the change in control transaction over the aggregate exercise price of such options.

        10. All capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Employment Agreement.



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     11.  The Employment Agreement, as amended hereby, shall continue in full force and effect.

     IN WITNESS WHEREOF, the parties have signed this First Amendment to Employment Agreement as of the date first written above.

WITNESSES:                              GELMAN SCIENCES, INC.

/s/ John A. Geishecker, Jr.             By: /s/ Charles Gelman
--------------------------------        --------------------------------
                                        Its Chairman
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                                                600 South Wagner Road
                                                Ann Arbor, MI  48106-1448

                                        /s/ Kim A. Davis
                                        --------------------------------
                                        KIM A. DAVIS
                                        5366 Hidden Pines Ct.
                                        Brighton, MI  48116-7729



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